                                                                    Exhibit 99.1


                                  CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his or her knowledge, that the registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated:  November 13, 2002                /s/Kenneth I. Moch
                                         --------------------------------------
                                         Kenneth I. Moch
                                         President and Chief Executive Officer

Dated:  November 13, 2002                /s/Elizabeth A. O'Dell
                                         --------------------------------------
                                         Elizabeth A. O'Dell
                                         Vice President, Finance
                                         Secretary and Treasurer